UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

TRAEGER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40694	82-2739741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1215 E Wilmington Ave., Suite 200

Salt Lake City, Utah 84106

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 701-7180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COOK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Traeger, Inc. (the “Company”) of its common stock, par value $0.0001 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated July 28, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(B) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be a part of the Registration Statement on Form S-1 (File No. 333-257714), as amended (the “Registration Statement”), the following agreements were entered into:

•	the Registration Rights Agreement, dated July 28, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”);

•	the Stockholders Agreement, dated July 28, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Stockholders Agreement”);

•	the Management Stockholders Agreement, dated July 28, 2021, by and among the Company and Jeremy Andrus (the “Management Stockholders Agreement”);

The Registration Rights Agreement, Stockholders Agreement and Management Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The form of each of the Registration Rights Agreement, Stockholders Agreement and Management Stockholders Agreement was previously filed as an exhibit to the Registration Statement. The terms of each of the Registration Rights Agreement, Stockholders Agreement and Management Stockholders Agreement are substantially the same as the terms set forth in the form of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2021, the Company filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. In addition, the bylaws (the “Bylaws”) of the Company became effective in connection with the IPO. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.2 and 3.3, respectively, to the Registration Statement and as described therein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Traeger, Inc.

3.2	Bylaws of Traeger, Inc.

10.1	Registration Rights Agreement

10.2	Stockholders Agreement

10.3	Management Stockholders Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAEGER, INC.

Date: August 3, 2021	By:	/s/ Thomas Burton
Thomas Burton
General Counsel and Secretary